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Exhibit 10.15

SECOND AMENDMENT TO LEASE AGREEMENT

        This Second Amendment to Lease Agreement (this "Amendment") is dated to be effective as of the 21st day of February, 2003, by and between LIT PC, L.P. a Delaware limited ("Landlord"), and HealthTronics Surgical Services, Inc., a Georgia corporation as successor in interest to Healthtronics, Inc. ("Tenant").

R E C I T A L S

          A.    Landlord and Tenant entered into that certain Lease Agreement dated January 27, 2000 (the "Lease"), and First Amendment dated December 30, 2002 whereby Landlord leases to Tenant certain premises containing approximately 42,587 rentable square feet (the "Premises") in that certain Building (the "Building") of West Oak Center (the "Project") in Marietta, Georgia, as more particularly described in the Lease.

          B.    Landlord and Tenant now desire to amend the Lease to provide for, among other things, tenants name change.

          C.    All capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Lease.

        Now therefore, in consideration of the covenants and obligations contained herein, Landlord and Tenant agree as follows:

A G R E E M E N T S

        1.    Tenant Name:    HEALTHTRONICS, INC., in Article of Amendment adopted May 17, 2001 changed the name of the corporation to Surgical Services, Inc. Surgical Services, Inc., in Article of Amendment adopted May 18, 2001 changed the name of the corporation to HealthTronics Surgical Services, Inc.

        2.    No Other Changes.    Except as modified herein, all terms and conditions of the Lease shall remain unchanged and in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

        THIS Second AMENDMENT TO LEASE AMENDMENT is dated to be effective as of the date first written above.

TENANT:
HEALTHTRONICS SURGICAL SERVICES, INC., a Georgia Corporation, as successor in interest to Surgical Services, Inc., as successor in interest to Healthtronics, Inc.
By:	/s/ VICTORIA W. BECK
Name:	Victoria W. Beck
Title:	Executive Vice President
LANDLORD:
LIT PC, L.P., a Delaware limited partnership
By:	LIT PC REALTY, L.L.C., a Delaware limited liability company, its general partner
By:	Lion Industrial Properties, L.P., a Delaware limited partnership, its sole member
By:	Lion GP Sub, LLC, a Delaware limited liability company, its sole general partner
By:	Lion Industrial Trust, a Maryland real estate investment trust, its manager
By:	/s/ ANDY SITZER
Name:	Andy Sitzer
Title:	Vice President

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  Exhibit 10.15